Exhibit 10.2

EXECUTION VERSION

AMENDMENT AGREEMENT

THIS AMENDMENT AGREEMENT (this “Amendment”), dated as of [●], 2022, is made by and among Artisan Acquisition Corp., a Cayman Islands exempted company (“SPAC”), Prenetics Global Limited, a Cayman Islands exempted company (“Issuer”), and the party listed as the “Investor” on the signature page hereof (the “Investor”).

WHEREAS, the parties hereto are parties to the subscription agreement, dated as of September 15, 2021 (the “Subscription Agreement”), pursuant to and subject to the terms and conditions of which, the Issuer has agreed to issue and sell to the Investor, and the Investor has agreed to purchase from the Issuer certain Class A ordinary shares in the capital of Issuer;

WHEREAS, concurrently with the execution of this Amendment, SPAC, Issuer, Prenetics Group Limited, an exempted company incorporated under the laws of the Cayman Islands (the “Company”), AAC Merger Limited, a Cayman Islands exempted company (“Merger Sub 1”), and PGL Merger Limited, a Cayman Islands exempted company (“Merger Sub 2”) are entering into an amendment agreement (the “BCA Amendment”) to amend the business combination agreement dated as of September 15, 2021 by and among SPAC, the Issuer, the Company, Merger Sub 1 and Merger Sub 2 (the “Existing BCA”, and the Existing BCA as amended by the BCA Amendment and may be further amended, supplemented or otherwise modified from time to time, the “Amended BCA”);

WHEREAS, concurrently with the execution of this Amendment, the Company, SPAC, Issuer, Artisan LLC (the “Sponsor”), and the independent directors of SPAC are entering into a Sponsor Forfeiture and Conversion Agreement, pursuant to which, among other things, and subject to the terms and conditions set forth therein, (i) the Sponsor and the independent directors of SPAC have agreed to convert their Class B ordinary shares of SPAC into Class A ordinary shares of SPAC at the applicable conversion ratios set forth therein; and (ii) the Sponsor has agreed to surrender and forfeit certain SPAC warrants, in each case immediately prior to the Initial Closing (as defined in the Transaction Agreement); and

WHEREAS, the parties hereto desire to amend the Subscription Agreement pursuant to the terms as set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

1.            Definitions. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Subscription Agreement.

2.            Amendment to the Subscription Agreement. Effective as of the execution hereof:

(a)            The last two sentences in the first paragraph of the Subscription Agreement shall be amended and restated in its entirety to read as follows:

“The aggregate number of Shares to be subscribed for by the Investor pursuant to this Subscription Agreement (the “Subscribed Shares”) shall be (x) the number of Base Shares (as defined and set forth on the signature page of this Subscription Agreement) multiplied by (y) the Class A Exchange Ratio (as defined in the Transaction Agreement). The aggregate purchase price to be paid by the Investor for the Subscribed Shares is referred to herein as the “Subscription Amount.” On or prior to the date of this Subscription Agreement, SPAC and the Issuer are entering into subscription agreements (the “Other Subscription Agreements” and together with the Subscription Agreement, the “Subscription Agreements”) with certain other investors (the “Other Investors,” and together with the Investor, collectively, the “Investors”) with respect to the purchase of Shares (inclusive of the Subscribed Shares) by the Investors on the closing date of the Transaction for an aggregate purchase price of $60,000,000 (inclusive of the Subscription Amount).”

(b)            All information set forth beneath the Investor’s signature block on the Investor’s signature page to the Subscription Agreement shall be amended and restated in its entirety by the information set forth beneath the Investor’s signature block on the Investor’s signature page to this Amendment. For the avoidance of doubt, the parties hereto confirm that the Subscription Amount shall remain unchanged notwithstanding the change to the number of Subscribed Shares pursuant to this Amendment.

3.            No Further Amendment. The parties hereto agree that except as provided in this Amendment, the Subscription Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of all parties thereto in accordance with its terms. This Amendment forms an integral and inseparable part of the Subscription Agreement.

4.            References.

(a)          All references to the “Subscription Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Subscription Agreement”) in the Subscription Agreement shall refer to the Subscription Agreement as amended by this Amendment. Notwithstanding the foregoing, references to the date of the Subscription Agreement (as amended hereby) and references in the Subscription Agreement to “the date hereof,” “the date of this Subscription Agreement” and terms of similar import shall in all instances continue to refer to September 15, 2021.

(b)            All references to the “Transaction Agreement” in the Subscription Agreement (as amended by this Amendment) shall mean the Amended BCA.

5.            Other Miscellaneous Terms. The provisions of Section 12 (Miscellaneous) of the Subscription Agreement shall apply mutatis mutandis to this Amendment, as if set forth in full herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

Name of Investor:	State/Country of Formation or Domicile:

[INVESTOR]

By:_________________________________
Name:______________________________
Title:_______________________________

Name in which Shares are to be registered (if different):

Investor’s EIN:

Business Address-Street:	Mailing Address-Street (if different):

City, State, Zip:	City, State, Zip:

Attn:_______________________________	Attn:_______________________________

Telephone No.:	Telephone No.:
Facsimile No.:	Facsimile No.:

Number of Shares subscribed for: [●] (the “Base Shares”) multiplied by the Class A Exchange Ratio
Price Per Base Share: $10.00
Aggregate Subscription Amount: $[●]

You must pay the Subscription Amount by wire transfer of United States dollars in immediately available funds to the account specified by the Issuer in the Closing Notice.

[Signature Page to Amendment Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

ARTISAN ACQUISITION CORP.

By:
Name:
Title:

[Signature Page to Amendment Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

PRENETICS GLOBAL LIMITED

By:
Name:
Title:

[Signature Page to Amendment Agreement]